SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant / /

Filed by a party other than the registrant /X/

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                        QUERYOBJECT SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


                              Kenneth Schlesinger
                 Olshan Grundman Frome Rosenweig & Wolosky LLP
                                  212-753-7200
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                                    Def 14A

                               Definitive Proxy?

                         QUERYOBJECT SYSTEMS CORPORATION
                                 --------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 27, 2000
                                 --------------


To the Stockholders:


         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of QueryObject Systems Corporation, a Delaware corporation (the "Company"), will be held at the Company's headquarters, located at One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577, on Thursday, January 27, 2000, at 10:00 A.M., local time, for the following purpose:

                  1. To approve a one for three reverse stock split of the Company's issued and outstanding Common Stock; and

                  2. To transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on January 4, 2000 as the record date for the Special Meeting or any adjournments thereof. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.

                                      By Order of the Board of Directors



                                      DANIEL M. PESS
                                      Secretary

Dated: January 6, 2000
Roslyn Heights, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         QUERYOBJECT SYSTEMS CORPORATION
                         ONE EXPRESSWAY PLAZA, SUITE 208
                         ROSLYN HEIGHTS, NEW YORK 11577
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                                JANUARY 27, 2000
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of QUERYOBJECT SYSTEMS CORPORATION, a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the Company's principal executive offices located at One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577, on Thursday, January 27, 2000, at 10:00 A.M., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is January 7, 2000.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on January 4, 2000, the record date (the "Record Date") for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 15,170,302 outstanding shares of the Company's common stock, $.001 par value (the "Common Stock"). In addition, as of the Record Date, there were outstanding 1,596,875 shares of Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock"), 90,500 shares of Series B Convertible Preferred Stock, $.001 par value (the "Series B Preferred Stock") and 3,801 shares of Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock" and collectively with the Series A Preferred Stock and the Series B Preferred Stock (the "Preferred Stock").

                                VOTING OF PROXIES

         Shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, all such shares will be voted (i) for the approval of a one for three reverse stock split of the Company's issued and outstanding Common Stock and (ii) for any other matter that may properly be brought before the Special Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Special Meeting, or by execution of a subsequent proxy that is presented to the Special Meeting or if the stockholder attends the Special Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         Holders of Common Stock should sign and return the white proxy. Holders of Series A Preferred Stock should sign and return the blue proxy. Holders of Series B Preferred Stock should sign and return the yellow proxy. Holders of Series C Preferred Stock should sign and return the green proxy.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                                  VOTING RIGHTS

         Holders of each share of Common Stock are entitled to one vote for each share held on all matters. Holders of each share of Series A Preferred Stock are entitled to four votes per share on all matters. Holders of each share of Series B Preferred Stock are entitled to 20 votes per share on all matters. Holders of each shares of Series C Preferred Stock are entitled to 1,159 votes per share on all matters. Holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will vote together as a single class on all proposals. In addition, the holders of Common Stock will vote separately as a class on the proposal to effect a reverse stock split of the Common Stock.

         The holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, whether present in person or represented by proxy, will constitute a quorum for the vote on the one for three reverse stock split, and any other matters that may come before the meeting. The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum when votes cast by such holders are counted separately on the proposal to approve the reverse stock split.

         Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         The affirmative vote of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, entitled to vote, voting together as a single class, together with the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting separately as a class, is required to approve the one for three reverse stock split. Accordingly, abstentions and broker non-votes will have the same effect as a negative vote.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of the Company's Common Stock and Preferred Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and Preferred Stock, each director, each executive officer and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each such person is in care of the Company, One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577. The calculations with respect to beneficial ownership of Preferred Stock held is based on the number of shares held and not on the number of votes per share to which a holder of Preferred Stock is entitled.


                                                                                                       Number of
                                                                 Number of Shares                        Shares
                                                                 of Common Stock                      of Preferred
Directors, Nominees, Executive Officers and 5%                     Beneficially        Percent     Stock Beneficially      Percent
 Stockholders                                                        Owned(1)           -age            Owned(1)            -age
 ------------                                                        --------           ----            --------            ----

Barry Rubenstein(2)..........................................       8,675,985           43.4%           709,170             42.0%
68 Wheatley Road
Brookville, New York 11545
Irwin Lieber(3)..............................................       6,075,006           32.9%           600,570             35.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Barry Fingerhut(4)...........................................       5,962,506           32.5%           600,570             35.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Seth Lieber(5)...............................................       5,748,648           31.5%           600,570             35.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153


                                                                                                       Number of
                                                                 Number of Shares                        Shares
                                                                 of Common Stock                      of Preferred
Directors, Nominees, Executive Officers and 5%                     Beneficially        Percent     Stock Beneficially      Percent
 Stockholders                                                        Owned(1)           -age            Owned(1)            -age
 ------------                                                        --------           ----            --------            ----

Jonathan Lieber(6)...........................................       5,748,648           31.5%           600,570             35.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Wheatley Foreign Partners, L.P.(7)...........................       5,746,564           31.5%           600,570             35.5%
c/o Fiduciary Trust
One Capital Place
Snedden Road
P.O. Box 1062
Grand Cayman
British West Indies
Wheatley Partners, L.P. (7)..................................       5,746,564           31.5%           600,570             35.5%
80 Cutter Mill Road
Great Neck, New York 11021
Seneca Ventures (8)..........................................         660,019            4.3%            29,150              1.7%
68 Wheatley Road
Brookville, New York 11545
Woodland Venture Fund (9)....................................         781,484            5.0%            29,200              1.7%
68 Wheatley Road
Brookville, New York 11545
Woodland Partners (10).......................................         377,548            2.5%               100               *
68 Wheatley Road
Brookville, New York 11545
Eli Oxenhorn (11.............................................         976,359            6.1%            50,100              3.0%
56 The Intervale
Roslyn Estates, New York 11576
PAW Partners (12)............................................       1,431,884            8.6%           255,000             15.1%
10 Glenville Street
Greenwich, Connecticut 06831
Hudson Capital(13 )..........................................       1,625,000            9.7%            50,000              3.0%
660 Madison Avenue - 14th Floor
New York, New York 10021
Andre Szykier (15)...........................................         277,802            1.8%                 -                 -
Alan W. Kaufman (16).........................................         525,413            3.4%            50,000              3.0%
Amy L. Newmark (17)..........................................         409,600            2.6%            50,000              3.0%
Robert Thompson (18).........................................         358,756            2.3%                 -                 -
Daniel M. Pess (18)..........................................         368,002            2.4%                 -                 -
Rino Bergonzi (18)...........................................          23,333             *                   -                 -
Irwin Jacobs (18)............................................          23,333             *                   -                 -
All directors and executive officers as a group (7 persons)(19)     1,986,239           11.8%           100,000              6.0%

----------------------
* Less than 1%

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record
         Date) have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Based upon information contained in a report on Schedule 13D (the "Wheatley 13D") filed jointly by Barry Rubenstein, Wheatley Foreign Partners, L.P. ("Wheatley Foreign"), Wheatley Partners, L.P. ("Wheatley"), Seneca Ventures ("Seneca"), Woodland Venture Fund ("Woodland Fund"), Woodland Partners, Rev-Wood Merchant Partners ("Rev-Wood"), Brookwood Partners, L.P. ("Brookwood") and certain other entities with the Securities Exchange Commission ("SEC"). Includes (i) 111,457 shares of Common Stock issuable upon exercise of options, and
         (ii) 315,942 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock held by Mr. Rubenstein. Also includes (a)(i) 3,125 shares of Common Stock issuable upon exercise of warrants and (ii) 115,942 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock held by Woodland Partners, (b)(i) 3,125 shares of Common Stock issuable upon exercise of warrants, and (ii) 411,884 shares of Common Stock issuable upon conversion of shares of Series A, Series B and Series C Preferred Stock held by Woodland Fund, (c)(i) 3,125 shares of Common Stock issuable upon exercise of warrants, (ii) 353,913 shares of Common Stock issuable upon conversion of shares of Series A, Series B and Series C Preferred Stock, all of which are held by Seneca, (d)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley Partners, (e)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A & Series C Preferred Stock, all of which are held by Wheatley Foreign, (f) 350,000 shares of Common Stock issuable upon exercise of options held by Rev-Wood, and (g) 57,971 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock, all of which are held by Brookwood. Mr. Rubenstein disclaims beneficial ownership of the securities held by Woodland Partners, Woodland Fund, Seneca, Wheatley, Wheatley Foreign, Rev-Wood, and Brookwood, except to the extent of his respective equity interest therein.

(3) Based on information contained in the Wheatley 13D and certain other information. Includes (i)112,500 shares of Common Stock issuable upon exercise of options, and (ii) 115,942 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock, all of which are held by Mr. Lieber. Also includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley

         Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interest therein.

(4) Based on information contained in the Wheatley 13D and certain other information. Includes 115, 942 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock held by Mr. Fingerhut. Also includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley Foreign. Mr. Fingerhut disclaims beneficial ownership of these securities except to the extent of his equity respective ownership in Wheatley and/or Wheatley Foreign.

(5) Based upon information contained in the Wheatley 13D. Includes 2,004 shares of Common Stock issuable upon exercise of options held by Mr. Lieber. Also includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and Series C Preferred Stock, all of which are held by Wheatley Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interest therein.

(6) Based upon information contained in the Wheatley 13D. Includes 2,004 shares of Common Stock issuable upon exercise of options held by Mr. Lieber. Also includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and Series C Preferred Stock, all of which are held by Wheatley Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interest therein.

(7) Based upon information contained in the Wheatley 13D and certain other information. Includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley Foreign. Wheatley Foreign disclaims beneficial ownership of the securities held by Wheatley and Wheatley disclaims beneficial ownership of the securities held by Wheatley Foreign.

(8) Based upon information contained in the Wheatley 13D and certain other information. Includes (i) 3,125 shares of Common Stock issuable upon exercise of warrants, and (ii)

         353,913 shares of Common Stock issuable upon conversion of shares of Series A, Series B and Series C Preferred Stock, held by Seneca.

(9) Based upon information contained in the Wheatley 13D and certain other information. Includes (i) 3,125 shares of Common Stock issuable upon exercise of warrants, and (ii) 411,884 shares of Common Stock issuable upon conversion of shares of Series A, Series B and Series C Preferred Stock, held by Woodland Fund.

(10) Based upon information contained in the Wheatley 13D and certain other information. Includes (i) 3,125 shares of Common Stock issuable upon exercise of warrants, and (ii) 115,942 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock held by Woodland Partners.

(11) Based upon information contained in a report on Schedule 13D filed by Eli Oxenhorn with the SEC. Includes (i) 31,250 shares of Common Stock issuable upon the exercise of options held by Mr. Oxenhorn, (ii) 350,000 shares of common stock that are issuable upon the exercise of options held by Rev-Wood, an entity of which Mr. Oxenhorn is a general partner, (iii) 200,000 shares of Common Stock that are issuable upon the conversion of Series A Preferred Stock, and (iv) 115,942 shares of Common Stock that are issuable upon the conversion of Series C Preferred Stock. Mr. Oxenhorn disclaims beneficial ownership of the securities held by Rev-Wood, except to the extent of his equity interest therein.

(12) Consists of (i) shares of Common Stock that are issuable upon the conversion of Series A Preferred Stock (ii) shares of Common Stock that are issuable upon the exercise of Warrants, and (iii) shares of Common Stock that are issuable upon the conversion of Series C Preferred Stock.

(13) Includes 1,000,000 shares of Common Stock that are issuable upon the conversion of shares of Series B Preferred Stock.

(14) Consists of shares of Common Stock that are issuable upon the conversion of Series B Preferred Stock, (ii) shares of Common Stock that are issuable upon the exercise of warrants, and (iii) shares of Common Stock that are issuable upon the conversion of Series C Preferred Stock.

(15) Includes 312 shares of Common Stock owned by Remy Szykier, Mr. Syzkier's daughter and 64,062 shares of Common Stock issuable upon exercise of options.

(16) Includes 200,413 shares of Common Stock issuable upon exercise of options, and (ii) 200,000 shares that are issuable upon the conversion of Series A Preferred Stock.

(17) Includes 175,000 shares of Common Stock issuable upon exercise of options, and (ii) 200,000 shares of Common Stock that are issuable upon the conversion of Series A Preferred Stock.

(18)     Consists of shares of Common Stock issuable upon exercise of options.

(19) Includes those shares of Common Stock and Outstanding Preferred Stock deemed to be included in the respective beneficial ownership of Messrs. Szykier, Kaufman, Jacobs, Thompson, Pess, Bergonzi and Ms. Newmark as described in notes 15 through 18.


                 PROPOSAL I--APPROVAL OF THE REVERSE STOCK SPLIT

         The Board of Directors believes it would be in the best interests of the Company and its stockholders to effect a reverse stock split of three shares of the Company's issued and outstanding Common Stock into one new share of Common Stock (the "Reverse Stock Split"). In this regard, the Board has unanimously approved, and recommends to stockholders that they approve, the Reverse Stock Split, as described herein. The Reverse Stock Split will be effected by the filing of an amendment to the Company's Certificate of Incorporation, which contains the changes relating to the Reverse Stock Split, substantially as set forth in Annex A to this Proxy Statement.

         If the Reverse Stock Split is approved, each three shares of the Company's Common Stock would be changed into one share of Common Stock. The par value of the Common Stock would be changed to $.003 per share (from $.001 per share). Cash in lieu of fractional shares would be paid to the stockholders upon the sale of such fractional interest. Conversion rates for the Preferred Stock and the per share exercise price and the number of shares issuable upon exercise of outstanding warrants and options will be adjusted accordingly. For example, if the Reverse Stock Split is implemented, each outstanding share of Series A Preferred Stock will be convertible into 1.333 shares of Common Stock as opposed to four shares of Common Stock as is currently the case. In addition, the Company currently has outstanding warrants and options to purchase approximately 7,444,794 shares of Common Stock at an average exercise price of $2.26 per share. If the Reverse Stock Split is approved, and assuming no other grants of warrants or options or exercises of outstanding warrants or options, the Company will have outstanding warrants and options to purchase approximately 2,481,598 shares of Common Stock at an average exercise price of $6.78 per share.

PURPOSES OF THE REVERSE STOCK SPLIT

         The Common Stock was previously listed on the Nasdaq SmallCap Market ("Nasdaq"); it was delisted in May 1999 and currently trades on the OTC Electronic Bulletin Board and the Boston Stock Exchange. The Board of Directors believes that a Reverse Stock Split may facilitate the listing of the Company's Common Stock on Nasdaq. In order to be eligible for listing on Nasdaq, a security must have a minimum bid price of at least $4.00 for a sustained period. As of the Record Date, the minimum bid price of the Common Stock was $2.96 per share, as reported by the OTC Electronic Bulletin Board. If effected, the Reverse Stock Split will reduce the number of shares of Common Stock issued and outstanding. The Board expects that such reduction will result in an increase in the bid price of the Common Stock to a level above the current bid price and to at least $4.00 per share. However, since there are numerous factors and contingencies that could affect the bid price of the Common Stock, there can be no assurance that such increase in the bid price will occur, or, if it occurs, that the bid price will be at least $4.00 per share for a sustained period. Moreover, there can be no assurance that even if the minimum bid price of the Common Stock is at least $4.00 for a sustained period, the Company will meet the other listing requirements for inclusion on Nasdaq. Accordingly, there can be no assurance that even if the Reverse Stock Split is approved, the Company's Common Stock will be approved for re-listing on Nasdaq.

         The Board of Directors also believes that, even if the Common Stock is not listed on Nasdaq, the Reverse Stock Split may improve the marketability and liquidity of the Common Stock because the anticipated increase in the per share price of the Common Stock should reduce the reluctance of many brokerage firms and institutional investors to recommend the Common Stock to their clients or to otherwise hold it in their own portfolios.

         The Board of Directors believes that some of the practices of the securities industry that may tend to discourage individual brokers within those firms from dealing in lower-priced stocks or lending funds (i.e. providing margin) to facilitate the purchase of such stocks have affected the per share price of the Common Stock. Some of those practices involve time-consuming procedures which make dealing in lower-priced stocks less appealing economically. Furthermore, the brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the actual brokerage commission on a higher-priced issue.

         The Board of Directors believes that a decrease in the number of issued and outstanding shares of Common Stock, in the absence of any material alteration in the proportionate economic interest in the Company held by its individual stockholders, may increase the aggregate market value of the outstanding shares. However, the Board makes no assurance that the market value of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. Accordingly, there can be no assurance that the foregoing objectives will be achieved or that the market price of the Common Stock resulting upon implementation of the proposed Reverse Stock Split will be maintained for any period of time or that such market price will approximate three times the market price before the proposed Reverse Stock Split.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

         Pursuant to the Reverse Stock Split, each holder of three shares of Common Stock, par value $.001 per share ("Old Common Stock"), immediately prior to the effectiveness of the Reverse Stock Split would become the holder of one share of Common Stock, par value $.003 per share ("New Common Stock"), after consummation of the Reverse Stock Split.

         Although the Reverse Stock Split will not, by itself, impact the Company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's equity capital. The Board of Directors believes that this risk is outweighed by the benefits of the Reverse Stock Split.

         If approved, the Reverse Stock Split will result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

INCREASE OF SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE

         As a result of the Reverse Stock Split, there will be a reduction in the number of shares of Common Stock issued and outstanding, or held as treasury shares, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Shares"). The Increased Available Shares could be used for any proper corporate purpose approved by the Board of Directors of the Company including, among others, future financing transactions.

         Because the Reverse Stock Split will create the Increased Available Shares, the Reverse Stock Split may be construed as having an anti-takeover effect. Although neither the Board of Directors nor the management of the Company views the Reverse Stock Split as an anti-takeover measure, the Company could use the Increased Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT

         The Reverse Stock Split, if approved by the Company's stockholders, would become effective (the "Effective Date") upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment of the Company's Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex A. It is expected that such filing will take place on or shortly after the date of the Special Meeting, assuming the stockholders approve the Reverse Stock Split. However, the exact timing of the filing of such Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders, and the Board of Directors reserves the right to delay the Reverse Stock Split Amendment for up to twelve months following stockholder approval thereof. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split Amendment if, at any time prior to filing such Reverse Stock Split Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

         Commencing on the Effective Date, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split and any cash which may be payable in lieu of fractional shares. As soon as practicable after the Effective Date, stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock (and, if applicable, cash in lieu of fractional shares).

         On the Effective Date, the interest of each stockholder of record who owns fewer than three shares of Common Stock will thereby be terminated, and he, she or it will have no right to vote as a stockholder or share in the assets of any future earnings of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the material anticipated Federal income tax consequences of the Reverse Stock Split to stockholders of the Company. It should be noted that this summary is based upon the Federal income tax laws currently in effect and as currently interpreted. This summary does not take into account possible changes in such laws or interpretations, including any amendments to applicable statutes, regulations and proposed regulations, or changes in judicial or administrative rulings, some of which may have retroactive effect. The summary is provided for general information only, and does not purport to address all aspects of the range of possible Federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not account for or consider the Federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, regulated investment companies, and foreign taxpayers). This summary does not discuss any consequence of the Reverse Stock Split under any state, local or foreign tax laws.

         No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the Federal income tax consequences to the stockholders of the Company in connection with the Reverse Stock Split. Accordingly, each stockholder is encouraged to consult its tax adviser regarding the specific tax consequences of the proposed Reverse Stock Split to such stockholder, including the application and effect of federal, state, local and foreign taxes, and any other tax laws.

         The Board of Directors believes that the Reverse Stock Split would be a tax-free recapitalization to the Company and its stockholders. If the Reverse Stock Split qualifies as a recapitalization described in Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), (i) no gain or loss will be recognized by a stockholder of Common Stock who exchanges its Common Stock for new Common Stock, except that a holder of Common Stock who receives cash proceeds from the sale of fractional shares of Common Stock will recognize a gain or loss equal to the difference, if any, between such proceeds and the basis of its Common Stock allocated to its fractional share interests, and such gain or loss, if any, will constitute capital gain or loss if its fractional share interests are held as capital assets at the time of their sale, (ii) the tax basis of the New Common Stock received by holders of Common Stock will be the same as the tax basis of the Common Stock exchanged therefor, less the tax basis allocated to fractional share interests and (iii) the holding period of the new Common Stock in the hands of holders of New Common Stock will include the holding period of their Common Stock exchanged therefor, provided that such Common Stock was held as a capital asset immediately prior to the exchange.

CONCLUSION

         The Board of Directors has considered this Proposal and believes that the Reverse Stock Split of the Company's issued and outstanding shares of Common Stock is in the best interests of its stockholders.

         The Directors unanimously recommend that the Company's stockholders vote FOR the Reverse Stock Split.


                           ANNUAL AND QUARTERLY REPORT

         All stockholders of record as of the Record Date, have been sent herewith a copy of the Company's (i) Annual Report on Form 10-KSB for the year ended December 31, 1998, which contains certified financial statements of the Company for the year then ended and (ii) Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999.

         ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 (WITHOUT EXHIBITS) AND QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO DANIEL M. PESS, CHIEF FINANCIAL OFFICER AND SECRETARY AT QUERYOBJECT SYSTEMS CORPORATION, ONE EXPRESSWAY PLAZA, SUITE 208, ROSLYN HEIGHTS, NEW YORK 11577.

                                  OTHER MATTERS

                  As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.



Daniel M. Pess
Secretary

January 6, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         QUERYOBJECT SYSTEMS CORPORATION

                    Proxy -- Special Meeting of Stockholders
                                January 27, 2000

         The undersigned, a stockholder of QueryObject Systems Corporation, a Delaware corporation (the "Company"), does hereby appoint Robert Thompson and Daniel M. Pess, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2000 Special Meeting of Stockholders of the Company to be held at the Company's principal executive offices, located at One Expressway Plaza, Suite 208, Roslyn Heights, New York, on January 27, 2000 at 10:00 A.M., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.             TO APPROVE A ONE FOR THREE REVERSE STOCK SPLIT:

                              ______  FOR   _____  AGAINST    _____  ABSTAIN

2.             DISCRETIONARY AUTHORITY:

         In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the Meeting.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO APPROVE THE ONE FOR THREE REVERSE STOCK SPLIT.

         The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated _______________________, 2000


_____________________________ (L.S.)


_____________________________ (L.S.)
                 Signature(s)


NOTE: Please sign exactly as your name or names appear
hereon.   When   signing   as   attorney,    executor,
administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign.
When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

         Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.

                                     ANNEX A

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         QUERYOBJECT SYSTEMS CORPORATION

         QueryObject Systems Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of QueryObject Systems Corporation at a duly called meeting, duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and proposing that said amendment be considered by the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Board of Directors declares that it is advisable to amend Article FOURTH of the Certificate of Incorporation of the Corporation as follows:

                           FOURTH:  This  corporation is authorized to issue two
                  classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock this Corporation is authorized to issue is 60,000,000, par value $0.003 per share, and the total number of shares of Preferred Stock this Corporation is authorized to issue is 4,000,000 shares of Preferred Stock, with the Board of Directors being hereby authorized to fix or alter the rights, preferences, privileges and restriction granted to or imposed upon any series of such Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                           Simultaneously  with the effective date of the filing
                  of this amendment to the Corporation's Certificate of Incorporation (the "Effective Date"), each share of common stock, par value $.001 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Stock Split"), without any action on the part of the holder thereof, as one-third of one share of Common Stock. The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates formerly representing shares of the Old Common Stock, in lieu of such fractional share, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of (i) the fractional share which a holder would otherwise be entitled to, multiplied by (ii) three times [such price as the Corporation's Board of Directors determines, in its discretion, to the be fair market value per share of the Old Common Stock] on the business day prior to the Effective Date. No Interest shall be payable on the Cash-in-Lieu Amount."

         SECOND: That thereafter, the stockholders of said corporation, at a duly called meeting of the stockholders, voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, QueryObject Systems Corporation has caused this Certificate to be signed by _______________, its ___________, this day of ____________, 2000.


                                              QUERYOBJECT SYSTEMS CORPORATION



                                              By: _____________________________
                                                  [                     ]

                         QUERYOBJECT SYSTEMS CORPORATION
                                 --------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 27, 2000
                                 --------------


To the Stockholders:


         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of QueryObject Systems Corporation, a Delaware corporation (the "Company"), will be held at the Company's headquarters, located at One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577, on Thursday, January 27, 2000, at 10:00 A.M., local time, for the following purpose:

                  1. To approve a one for three reverse stock split of the Company's issued and outstanding Common Stock; and

                  2. To transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on January 4, 2000 as the record date for the Special Meeting or any adjournments thereof. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.

                              By Order of the Board of Directors



                              DANIEL M. PESS
                              Secretary

Dated: January 6, 2000
Roslyn Heights, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         QUERYOBJECT SYSTEMS CORPORATION
                         ONE EXPRESSWAY PLAZA, SUITE 208
                         ROSLYN HEIGHTS, NEW YORK 11577
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                                JANUARY 27, 2000
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of QUERYOBJECT SYSTEMS CORPORATION, a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the Company's principal executive offices located at One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577, on Thursday, January 27, 2000, at 10:00 A.M., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is January 7, 2000.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on January 4, 2000, the record date (the "Record Date") for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 15,170,302 outstanding shares of the Company's common stock, $.001 par value (the "Common Stock"). In addition, as of the Record Date, there were outstanding 1,596,875 shares of Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock"), 90,500 shares of Series B Convertible Preferred Stock, $.001 par value (the "Series B Preferred Stock") and 3,801 shares of Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock" and collectively with the Series A Preferred Stock and the Series B Preferred Stock (the "Preferred Stock").

                                VOTING OF PROXIES

         Shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, all such shares will be voted (i) for the approval of a one for three reverse stock split of the Company's issued and outstanding Common Stock and (ii) for any other matter that may properly be brought before the Special Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Special Meeting, or by execution of a subsequent proxy that is presented to the Special Meeting or if the stockholder attends the Special Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         Holders of Common Stock should sign and return the white proxy. Holders of Series A Preferred Stock should sign and return the blue proxy. Holders of Series B Preferred Stock should sign and return the yellow proxy. Holders of Series C Preferred Stock should sign and return the green proxy.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                                  VOTING RIGHTS

         Holders of each share of Common Stock are entitled to one vote for each share held on all matters. Holders of each share of Series A Preferred Stock are entitled to four votes per share on all matters. Holders of each share of Series B Preferred Stock are entitled to 20 votes per share on all matters. Holders of each shares of Series C Preferred Stock are entitled to 1,159 votes per share on all matters. Holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock will vote together as a single class on all proposals. In addition, the holders of Common Stock will vote separately as a class on the proposal to effect a reverse stock split of the Common Stock.

         The holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, whether present in person or represented by proxy, will constitute a quorum for the vote on the one for three reverse stock split, and any other matters that may come before the meeting. The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum when votes cast by such holders are counted separately on the proposal to approve the reverse stock split.

         Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         The affirmative vote of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, entitled to vote, voting together as a single class, together with the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting separately as a class, is required to approve the one for three reverse stock split. Accordingly, abstentions and broker non-votes will have the same effect as a negative vote.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of the Company's Common Stock and Preferred Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and Preferred Stock, each director, each executive officer and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each such person is in care of the Company, One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577. The calculations with respect to beneficial ownership of Preferred Stock held is based on the number of shares held and not on the number of votes per share to which a holder of Preferred Stock is entitled.

                                                                                    Number of
                                                   Number of Shares                  Shares
                                                   of Common Stock                of Preferred
Directors, Nominees, Executive Officers and 5%       Beneficially    Percent     Stock Beneficially     Percent
Stockholders                                           Owned(1)       -age            Owned(1)           -age
----------------------------------------------     ----------------  -------     ------------------    --------
Barry Rubenstein(2)...............................    8,675,985       43.4%           709,170             42.0%
68 Wheatley Road
Brookville, New York 11545
Irwin Lieber(3)...................................    6,075,006       32.9%           600,570             35.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Barry Fingerhut(4)................................    5,962,506       32.5%           600,570             35.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Seth Lieber(5)....................................    5,748,648       31.5%           600,570             35.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153

                                                                                    Number of
                                                   Number of Shares                  Shares
                                                   of Common Stock                of Preferred
Directors, Nominees, Executive Officers and 5%       Beneficially    Percent     Stock Beneficially     Percent
Stockholders                                           Owned(1)       -age            Owned(1)           -age
----------------------------------------------     ----------------  -------     ------------------    --------
Jonathan Lieber(6)................................    5,748,648       31.5%           600,570             35.5%
767 Fifth Avenue, 45th Floor
New York, New York 10153
Wheatley Foreign Partners, L.P.(7)................    5,746,564       31.5%           600,570             35.5%
c/o Fiduciary Trust
One Capital Place
Snedden Road
P.O. Box 1062
Grand Cayman
British West Indies
Wheatley Partners, L.P. (7).......................    5,746,564       31.5%           600,570             35.5%
80 Cutter Mill Road
Great Neck, New York 11021
Seneca Ventures (8)...............................      660,019        4.3%            29,150              1.7%
68 Wheatley Road
Brookville, New York 11545
Woodland Venture Fund (9).........................      781,484        5.0%            29,200              1.7%
68 Wheatley Road
Brookville, New York 11545
Woodland Partners (10)............................      377,548        2.5%               100               *
68 Wheatley Road
Brookville, New York 11545
Eli Oxenhorn (11..................................      976,359        6.1%            50,100              3.0%
56 The Intervale
Roslyn Estates, New York 11576
PAW Partners (12).................................    1,431,884        8.6%           255,000             15.1%
10 Glenville Street
Greenwich, Connecticut 06831
Hudson Capital(13 )...............................    1,625,000        9.7%            50,000              3.0%
660 Madison Avenue - 14th Floor
New York, New York 10021
Andre Szykier (15)................................      277,802        1.8%                 -                -
Alan W. Kaufman (16)..............................      525,413        3.4%            50,000              3.0%
Amy L. Newmark (17)...............................      409,600        2.6%            50,000              3.0%
Robert Thompson (18)..............................      358,756        2.3%                 -                -
Daniel M. Pess (18)...............................      368,002        2.4%                 -                -
Rino Bergonzi (18)................................       23,333          *                  -                -
Irwin Jacobs (18).................................       23,333          *                  -                -
All directors and executive officers as a group       1,986,239       11.8%           100,000              6.0%
(7 persons)(19)

* Less than 1%

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record
         Date) have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Based upon information contained in a report on Schedule 13D (the "Wheatley 13D") filed jointly by Barry Rubenstein, Wheatley Foreign Partners, L.P. ("Wheatley Foreign"), Wheatley Partners, L.P. ("Wheatley"), Seneca Ventures ("Seneca"), Woodland Venture Fund ("Woodland Fund"), Woodland Partners, Rev-Wood Merchant Partners ("Rev-Wood"), Brookwood Partners, L.P. ("Brookwood") and certain other entities with the Securities Exchange Commission ("SEC"). Includes (i) 111,457 shares of Common Stock issuable upon exercise of options, and
         (ii) 315,942 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock held by Mr. Rubenstein. Also includes (a)(i) 3,125 shares of Common Stock issuable upon exercise of warrants and (ii) 115,942 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock held by Woodland Partners, (b)(i) 3,125 shares of Common Stock issuable upon exercise of warrants, and (ii) 411,884 shares of Common Stock issuable upon conversion of shares of Series A, Series B and Series C Preferred Stock held by Woodland Fund, (c)(i) 3,125 shares of Common Stock issuable upon exercise of warrants, (ii) 353,913 shares of Common Stock issuable upon conversion of shares of Series A, Series B and Series C Preferred Stock, all of which are held by Seneca, (d)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley Partners, (e)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A & Series C Preferred Stock, all of which are held by Wheatley Foreign, (f) 350,000 shares of Common Stock issuable upon exercise of options held by Rev-Wood, and (g) 57,971 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock, all of which are held by Brookwood. Mr. Rubenstein disclaims beneficial ownership of the securities held by Woodland Partners, Woodland Fund, Seneca, Wheatley, Wheatley Foreign, Rev-Wood, and Brookwood, except to the extent of his respective equity interest therein.

(3) Based on information contained in the Wheatley 13D and certain other information. Includes (i)112,500 shares of Common Stock issuable upon exercise of options, and (ii) 115,942 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock, all of which are held by Mr. Lieber. Also includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley

         Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interest therein.

(4) Based on information contained in the Wheatley 13D and certain other information. Includes 115, 942 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock held by Mr. Fingerhut. Also includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley Foreign. Mr. Fingerhut disclaims beneficial ownership of these securities except to the extent of his equity respective ownership in Wheatley and/or Wheatley Foreign.

(5) Based upon information contained in the Wheatley 13D. Includes 2,004 shares of Common Stock issuable upon exercise of options held by Mr. Lieber. Also includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and Series C Preferred Stock, all of which are held by Wheatley Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interest therein.

(6) Based upon information contained in the Wheatley 13D. Includes 2,004 shares of Common Stock issuable upon exercise of options held by Mr. Lieber. Also includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and Series C Preferred Stock, all of which are held by Wheatley Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interest therein.

(7) Based upon information contained in the Wheatley 13D and certain other information. Includes (a)(i) 5,879 shares of Common Stock issuable upon exercise of warrants and (ii) 2,816,000 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley, and (b)(i) 371 shares of Common Stock issuable upon exercise of warrants and (ii) 244,870 shares of Common Stock issuable upon conversion of shares of Series A and Series C Preferred Stock, all of which are held by Wheatley Foreign. Wheatley Foreign disclaims beneficial ownership of the securities held by Wheatley and Wheatley disclaims beneficial ownership of the securities held by Wheatley Foreign.

(8) Based upon information contained in the Wheatley 13D and certain other information. Includes (i) 3,125 shares of Common Stock issuable upon exercise of warrants, and (ii)

         353,913 shares of Common Stock issuable upon conversion of shares of Series A, Series B and Series C Preferred Stock, held by Seneca.

(9) Based upon information contained in the Wheatley 13D and certain other information. Includes (i) 3,125 shares of Common Stock issuable upon exercise of warrants, and (ii) 411,884 shares of Common Stock issuable upon conversion of shares of Series A, Series B and Series C Preferred Stock, held by Woodland Fund.

(10) Based upon information contained in the Wheatley 13D and certain other information. Includes (i) 3,125 shares of Common Stock issuable upon exercise of warrants, and (ii) 115,942 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock held by Woodland Partners.

(11) Based upon information contained in a report on Schedule 13D filed by Eli Oxenhorn with the SEC. Includes (i) 31,250 shares of Common Stock issuable upon the exercise of options held by Mr. Oxenhorn, (ii) 350,000 shares of common stock that are issuable upon the exercise of options held by Rev-Wood, an entity of which Mr. Oxenhorn is a general partner, (iii) 200,000 shares of Common Stock that are issuable upon the conversion of Series A Preferred Stock, and (iv) 115,942 shares of Common Stock that are issuable upon the conversion of Series C Preferred Stock. Mr. Oxenhorn disclaims beneficial ownership of the securities held by Rev-Wood, except to the extent of his equity interest therein.

(12) Consists of (i) shares of Common Stock that are issuable upon the conversion of Series A Preferred Stock (ii) shares of Common Stock that are issuable upon the exercise of Warrants, and (iii) shares of Common Stock that are issuable upon the conversion of Series C Preferred Stock.

(13) Includes 1,000,000 shares of Common Stock that are issuable upon the conversion of shares of Series B Preferred Stock.

(14) Consists of shares of Common Stock that are issuable upon the conversion of Series B Preferred Stock, (ii) shares of Common Stock that are issuable upon the exercise of warrants, and (iii) shares of Common Stock that are issuable upon the conversion of Series C Preferred Stock.

(15) Includes 312 shares of Common Stock owned by Remy Szykier, Mr. Syzkier's daughter and 64,062 shares of Common Stock issuable upon exercise of options.

(16) Includes 200,413 shares of Common Stock issuable upon exercise of options, and (ii) 200,000 shares that are issuable upon the conversion of Series A Preferred Stock.

(17) Includes 175,000 shares of Common Stock issuable upon exercise of options, and (ii) 200,000 shares of Common Stock that are issuable upon the conversion of Series A Preferred Stock.

(18) Consists of shares of Common Stock issuable upon exercise of options.

(19) Includes those shares of Common Stock and Outstanding Preferred Stock deemed to be included in the respective beneficial ownership of Messrs. Szykier, Kaufman, Jacobs, Thompson, Pess, Bergonzi and Ms. Newmark as described in notes 15 through 18.


                 PROPOSAL I--APPROVAL OF THE REVERSE STOCK SPLIT

         The Board of Directors believes it would be in the best interests of the Company and its stockholders to effect a reverse stock split of three shares of the Company's issued and outstanding Common Stock into one new share of Common Stock (the "Reverse Stock Split"). In this regard, the Board has unanimously approved, and recommends to stockholders that they approve, the Reverse Stock Split, as described herein. The Reverse Stock Split will be effected by the filing of an amendment to the Company's Certificate of Incorporation, which contains the changes relating to the Reverse Stock Split, substantially as set forth in Annex A to this Proxy Statement.

         If the Reverse Stock Split is approved, each three shares of the Company's Common Stock would be changed into one share of Common Stock. The par value of the Common Stock would be changed to $.003 per share (from $.001 per share). Cash in lieu of fractional shares would be paid to the stockholders upon the sale of such fractional interest. Conversion rates for the Preferred Stock and the per share exercise price and the number of shares issuable upon exercise of outstanding warrants and options will be adjusted accordingly. For example, if the Reverse Stock Split is implemented, each outstanding share of Series A Preferred Stock will be convertible into 1.333 shares of Common Stock as opposed to four shares of Common Stock as is currently the case. In addition, the Company currently has outstanding warrants and options to purchase approximately 7,444,794 shares of Common Stock at an average exercise price of $2.26 per share. If the Reverse Stock Split is approved, and assuming no other grants of warrants or options or exercises of outstanding warrants or options, the Company will have outstanding warrants and options to purchase approximately 2,481,598 shares of Common Stock at an average exercise price of $6.78 per share.

Purposes of the Reverse Stock Split

         The Common Stock was previously listed on the Nasdaq SmallCap Market ("Nasdaq"); it was delisted in May 1999 and currently trades on the OTC Electronic Bulletin Board and the Boston Stock Exchange. The Board of Directors believes that a Reverse Stock Split may facilitate the listing of the Company's Common Stock on Nasdaq. In order to be eligible for listing on Nasdaq, a security must have a minimum bid price of at least $4.00 for a sustained period. As of the Record Date, the minimum bid price of the Common Stock was $2.96 per share, as reported by the OTC Electronic Bulletin Board. If effected, the Reverse Stock Split will reduce the number of shares of Common Stock issued and outstanding. The Board expects that such reduction will result in an increase in the bid price of the Common Stock to a level above the current bid price and to at least $4.00 per share. However, since there are numerous factors and contingencies that could affect the bid price of the Common Stock, there can be no assurance that such increase in the bid price will occur, or, if it occurs, that the bid price will be at least $4.00 per share for a sustained period. Moreover, there can be no assurance that even if the minimum bid price of the Common Stock is at least $4.00 for a sustained period, the Company will meet the other listing requirements for inclusion on Nasdaq. Accordingly, there can be no assurance that even if the Reverse Stock Split is approved, the Company's Common Stock will be approved for re-listing on Nasdaq.

         The Board of Directors also believes that, even if the Common Stock is not listed on Nasdaq, the Reverse Stock Split may improve the marketability and liquidity of the Common Stock because the anticipated increase in the per share price of the Common Stock should reduce the reluctance of many brokerage firms and institutional investors to recommend the Common Stock to their clients or to otherwise hold it in their own portfolios.

         The Board of Directors believes that some of the practices of the securities industry that may tend to discourage individual brokers within those firms from dealing in lower-priced stocks or lending funds (i.e. providing margin) to facilitate the purchase of such stocks have affected the per share price of the Common Stock. Some of those practices involve time-consuming procedures which make dealing in lower-priced stocks less appealing economically. Furthermore, the brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the actual brokerage commission on a higher-priced issue.

         The Board of Directors believes that a decrease in the number of issued and outstanding shares of Common Stock, in the absence of any material alteration in the proportionate economic interest in the Company held by its individual stockholders, may increase the aggregate market value of the outstanding shares. However, the Board makes no assurance that the market value of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. Accordingly, there can be no assurance that the foregoing objectives will be achieved or that the market price of the Common Stock resulting upon implementation of the proposed Reverse Stock Split will be maintained for any period of time or that such market price will approximate three times the market price before the proposed Reverse Stock Split.

Potential Effects of the Reverse Stock Split

         Pursuant to the Reverse Stock Split, each holder of three shares of Common Stock, par value $.001 per share ("Old Common Stock"), immediately prior to the effectiveness of the Reverse Stock Split would become the holder of one share of Common Stock, par value $.003 per share ("New Common Stock"), after consummation of the Reverse Stock Split.

         Although the Reverse Stock Split will not, by itself, impact the Company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's equity capital. The Board of Directors believes that this risk is outweighed by the benefits of the Reverse Stock Split.

         If approved, the Reverse Stock Split will result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

Increase of Shares of Common Stock Available for Future Issuance

         As a result of the Reverse Stock Split, there will be a reduction in the number of shares of Common Stock issued and outstanding, or held as treasury shares, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Shares"). The Increased Available Shares could be used for any proper corporate purpose approved by the Board of Directors of the Company including, among others, future financing transactions.

         Because the Reverse Stock Split will create the Increased Available Shares, the Reverse Stock Split may be construed as having an anti-takeover effect. Although neither the Board of Directors nor the management of the Company views the Reverse Stock Split as an anti-takeover measure, the Company could use the Increased Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company.

Effectiveness of the Reverse Stock Split

         The Reverse Stock Split, if approved by the Company's stockholders, would become effective (the "Effective Date") upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment of the Company's Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex A. It is expected that such filing will take place on or shortly after the date of the Special Meeting, assuming the stockholders approve the Reverse Stock Split. However, the exact timing of the filing of such Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders, and the Board of Directors reserves the right to delay the Reverse Stock Split Amendment for up to twelve months following stockholder approval thereof. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split Amendment if, at any time prior to filing such Reverse Stock Split Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

         Commencing on the Effective Date, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split and any cash which may be payable in lieu of fractional shares. As soon as practicable after the Effective Date, stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock (and, if applicable, cash in lieu of fractional shares).

         On the Effective Date, the interest of each stockholder of record who owns fewer than three shares of Common Stock will thereby be terminated, and he, she or it will have no right to vote as a stockholder or share in the assets of any future earnings of the Company.

Federal Income Tax Consequences

         The following is a summary of the material anticipated Federal income tax consequences of the Reverse Stock Split to stockholders of the Company. It should be noted that this summary is based upon the Federal income tax laws currently in effect and as currently interpreted. This summary does not take into account possible changes in such laws or interpretations, including any amendments to applicable statutes, regulations and proposed regulations, or changes in judicial or administrative rulings, some of which may have retroactive effect. The summary is provided for general information only, and does not purport to address all aspects of the range of possible Federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not account for or consider the Federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, regulated investment companies, and foreign taxpayers). This summary does not discuss any consequence of the Reverse Stock Split under any state, local or foreign tax laws.

         No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the Federal income tax consequences to the stockholders of the Company in connection with the Reverse Stock Split. Accordingly, each stockholder is encouraged to consult its tax adviser regarding the specific tax consequences of the proposed Reverse Stock Split to such stockholder, including the application and effect of federal, state, local and foreign taxes, and any other tax laws.

         The Board of Directors believes that the Reverse Stock Split would be a tax-free recapitalization to the Company and its stockholders. If the Reverse Stock Split qualifies as a recapitalization described in Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), (i) no gain or loss will be recognized by a stockholder of Common Stock who exchanges its Common Stock for new Common Stock, except that a holder of Common Stock who receives cash proceeds from the sale of fractional shares of Common Stock will recognize a gain or loss equal to the difference, if any, between such proceeds and the basis of its Common Stock allocated to its fractional share interests, and such gain or loss, if any, will constitute capital gain or loss if its fractional share interests are held as capital assets at the time of their sale, (ii) the tax basis of the New Common Stock received by holders of Common Stock will be the same as the tax basis of the Common Stock exchanged therefor, less the tax basis allocated to fractional share interests and (iii) the holding period of the new Common Stock in the hands of holders of New Common Stock will include the holding period of their Common Stock exchanged therefor, provided that such Common Stock was held as a capital asset immediately prior to the exchange.

Conclusion

         The Board of Directors has considered this Proposal and believes that the Reverse Stock Split of the Company's issued and outstanding shares of Common Stock is in the best interests of its stockholders.

         The Directors unanimously recommend that the Company's stockholders vote FOR the Reverse Stock Split.


                           ANNUAL AND QUARTERLY REPORT

         All stockholders of record as of the Record Date, have been sent herewith a copy of the Company's (i) Annual Report on Form 10-KSB for the year ended December 31, 1998, which contains certified financial statements of the Company for the year then ended and (ii) Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999.

         ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 (WITHOUT EXHIBITS) AND QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO DANIEL M. PESS, CHIEF FINANCIAL OFFICER AND SECRETARY AT QUERYOBJECT SYSTEMS CORPORATION, ONE EXPRESSWAY PLAZA, SUITE 208, ROSLYN HEIGHTS, NEW YORK 11577.

                                  OTHER MATTERS

                  As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.


Daniel M. Pess
Secretary

January 6, 2000

                                     ANNEX A

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         QUERYOBJECT SYSTEMS CORPORATION

         QueryObject Systems Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of QueryObject Systems Corporation at a duly called meeting, duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and proposing that said amendment be considered by the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Board of Directors declares that it is advisable to amend Article FOURTH of the Certificate of Incorporation of the Corporation as follows:

                           FOURTH:  This  corporation is authorized to issue two
                  classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock this Corporation is authorized to issue is 60,000,000, par value $0.003 per share, and the total number of shares of Preferred Stock this Corporation is authorized to issue is 4,000,000 shares of Preferred Stock, with the Board of Directors being hereby authorized to fix or alter the rights, preferences, privileges and restriction granted to or imposed upon any series of such Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                           Simultaneously  with the effective date of the filing
                  of this amendment to the Corporation's Certificate of Incorporation (the "Effective Date"), each share of common stock, par value $.001 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Stock Split"), without any action on the part of the holder thereof, as one-third of one share of Common Stock. The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates formerly representing shares of the Old Common Stock, in lieu of such fractional share, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of (i) the fractional share which a holder would otherwise be entitled to, multiplied by (ii) three times [such price as the Corporation's Board of Directors determines, in its discretion, to the be fair market value per share of the Old Common Stock] on the business day prior to the Effective Date. No Interest shall be payable on the Cash-in-Lieu Amount."

         SECOND: That thereafter, the stockholders of said corporation, at a duly called meeting of the stockholders, voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, QueryObject Systems Corporation has caused this Certificate to be signed by _______________, its ___________, this day of ____________, 2000.


                               QUERYOBJECT SYSTEMS CORPORATION



                               By: _____________________________________________
                                   [                            ]